Exhibit 99.1

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE

                                   TERM SHEET

                                  $697,797,100
                (APPROXIMATE OFFERED, SUBJECT TO +/- 5% VARIANCE)

                                  SASCO 2003-6A

                   AURORA LOAN SERVICES INC., MASTER SERVICER
                              WELLS FARGO, TRUSTEE

----------------------------------------------------------------------------------------------------------------------------------
                                                        WAL to
                                                       WA Months      WAL to     Est. Pmt to   Expected
                                                        To Roll      Optional     Optional     Initial     Legal       Expected
                 Approx.      Initial     Security       (yrs)     Termination   Termination     Loss      Final       Ratings
   Class         Size ($)   Coupon (1)   Description    (2) (3)     (yrs) (2)    Window (2)    Coverage   Maturity   (S&P/Moody's)
----------------------------------------------------------------------------------------------------------------------------------
   1-A1        $27,223,000     4.85%     Variable PT     1.87          3.06     03/03 - 03/13   5.50%    04/25/2033    AAA / Aaa
 1-A2 (4)         Notional     4.85%    Interest Only    1.82          1.82     03/03 - 12/05   5.50%    04/25/2033    AAA / Aaa
----------------------------------------------------------------------------------------------------------------------------------
   2-A1        $51,047,000     5.45%     Variable PT     3.11          3.13     03/03 - 03/13   5.50%    04/25/2033    AAA / Aaa
 2-A2 (4)         Notional     5.45%    Interest Only    3.09          3.09     03/03 - 10/12   5.50%    04/25/2033    AAA / Aaa
----------------------------------------------------------------------------------------------------------------------------------
   3-A1       $335,625,000     4.34%     Variable PT     2.50          3.10     03/03 - 03/13   5.50%    04/25/2033    AAA / Aaa
   3-A2       $100,000,000     4.25%     Variable PT     2.50          3.10     03/03 - 03/13   5.50%    04/25/2033    AAA / Aaa
 3-A3 (4)         Notional     4.25%    Interest Only    2.50          2.50     03/03 - 12/07   5.50%    04/25/2033    AAA / Aaa
----------------------------------------------------------------------------------------------------------------------------------
   4-A1       $150,510,000     4.61%     Variable PT     2.85          3.11     03/03 - 03/13   5.50%    04/25/2033    AAA / Aaa
 4-A2 (4)         Notional     4.61%    Interest Only    2.84          2.84     03/03 - 12/09   5.50%    04/25/2033    AAA / Aaa
----------------------------------------------------------------------------------------------------------------------------------
  B1 (5)       $24,606,000   Variable      Sub PT         NA           5.64     03/03 - 03/13   2.00%    04/25/2033     AA / NR
  B2 (5)        $5,272,000   Variable      Sub PT         NA           5.64     03/03 - 03/13   1.25%    04/25/2033      A / NR
  B3 (5)        $3,514,000   Variable      Sub PT         NA           5.64     03/03 - 03/13   0.75%    04/25/2033     BBB / NR
B4 (5) (6)      $1,757,000   Variable    Not Offered  Not Offered  Not Offered   Not Offered    0.50%    04/25/2033     BB / NR
B5 (5) (6)      $1,757,000   Variable    Not Offered  Not Offered  Not Offered   Not Offered    0.25%    04/25/2033      B / NR
B6 (5) (6)      $1,764,872   Variable    Not Offered  Not Offered  Not Offered   Not Offered    0.00%    04/25/2033     NR / NR
----------------------------------------------------------------------------------------------------------------------------------
   R (7)              $100   Variable     Residual        NA           0.07     03/03 - 03/03   5.50%    04/25/2033    AAA / Aaa
----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


(1)   The Class coupons are described under "Interest Rates" on page 6.

(2) Prepayments were run at 25% CPR per annum. Assumes bonds pay on the 25th of every month beginning in March 2003.

(3) WAL to WA Months to Roll is applicable to the Senior Certificates offered from Mortgage Pools 1, 2, 3, and 4 and assumes there is no cross collateralization between remaining outstanding Senior Certificates. The WA Months to Roll for Mortgage Pool 1 is month 34 (the Distribution Date in December 2005), for Mortgage Pool 2 is month 117 (the Distribution Date in November 2012), for Mortgage Pool 3 is month 58 (the Distribution Date in December 2007), and for Mortgage Pool 4 is month 82 (the Distribution Date in December 2009)

(4) The Class 1-A2, 2-A2, 3-A3, and 4-A2, will be interest only certificates; they will not be entitled to payments of principal and will accrue interest on their respective notional balances. After the Distribution Date in December 2005 the Class 1-A2 will no longer be entitled to receive distributions of any kind. After the Distribution Date in November 2012 the Class 2-A2 will no longer be entitled to receive distributions of any kind. After the Distribution Date in December 2007 the Class 3-A3 will no longer be entitled to receive distributions of any kind. After the Distribution Date in December 2009 the Class 4-A2 will no longer be entitled to receive distributions of any kind.

(5)   Crossed-subordinate bonds.

(6)   Not offered under this term sheet.

(7)   Non-economic REMIC residual.

--------------------------------------------------------------------------------
ALL COLLATERAL STATISTICS DESCRIBED HEREIN ARE BASED ON THE SCHEDULED COLLATERAL
  BALANCES AS OF FEBRUARY 1, 2003 UNLESS OTHERWISE INDICATED. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE MORTGAGE LOANS
CONTAINED IN THE PROSPECTUS SUPPLEMENT. THE PROSPECTUS SUPPLEMENT SUPERSEDES THE
            INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS, IF ANY.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Deal Overview:

o     The deal is comprised of 4 Mortgage Pools:

            Mortgage Pool 1 is comprised of 3-year Hybrid ARMs; 79.79% were originated by Aurora Loan Services Inc. ("ALS"). The 3-year Hybrid ARMs in Pool 1 are indexed to either 6-month LIBOR (89.37%) or 12-month LIBOR (10.63%).

            Mortgage Pool 2 is comprised of 10-year Hybrid ARMs; 100.00% were originated by ALS. The 10-year Hybrid ARMs in Pool 2 are indexed to either 6-month LIBOR (98.49%) or 12-month LIBOR (1.51%).

            Mortgage Pool 3 is comprised of 5-year Hybrid ARMs; 98.87% were originated by ALS. The 5-year Hybrid ARMs in Pool 3 are indexed to either 6-month LIBOR (96.60%) or 12-month LIBOR (3.40%).

            Mortgage Pool 4 is comprised of 7-year Hybrid ARMs; 99.76% were originated by ALS. The 7-year Hybrid ARMs in Pool 4 are indexed to either 6-month LIBOR (94.19%) or 12-month LIBOR (5.81%).

o Interest and principal on Pool 1, Pool 2, Pool 3, and Pool 4 senior certificates will be payable solely from amounts collected in respect of the mortgage loans in each respective Mortgage Pool.

o Interest and principal on the Class B1, B2, B3, B4, B5 and B6 subordinate certificates will be payable from amounts collected in respect of the aggregate mortgage loans (all pools).

o 5% Optional Termination: The transaction may be called by ALS on any Distribution Date after which the aggregate outstanding mortgage balance is less than 5% of the aggregate Mortgage Pool Cut-Off Date mortgage loan balance.


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


-----------------------------------------------------------------------------------------------------------------------------
                                                   Priority of Distributions
-----------------------------------------------------------------------------------------------------------------------------
      Distributions will be made on each Distribution Date from the applicable Available Pool Distribution Amount in the following order of priority:
-----------------------------------------------------------------------------------------------------------------------------

       Mortgage Pool 1                 Mortgage Pool 2                 Mortgage Pool 3                 Mortgage Pool 1
Available Distribution Amount   Available Distribution Amount   Available Distribution Amount   Available Distribution Amount

=============================   =============================   =============================   =============================
 First, to Class R, 1-A1, and      First, to Class 2-A1 and       First, to Class3-A1, 3-A2,       First, to Class 4-A1 and
     1-A2 to pay interest            2-A2 to pay interest          and 3-A3 to pay interest           4-A2 to pay interest
=============================   =============================   =============================   =============================
              |                               |                               |                               |
              |                               |                               |                               |
=============================   =============================   =============================   =============================
  Second to Class R and 1-A1         Second to Class 2-A1       Second to Class 3-A1 and 3-A2       Second to Class 4-A1
       to pay principal                to pay principal                to pay principal                to pay principal
=============================   =============================   =============================   =============================
              |                               |                               |                               |
              |                               |                               |                               |
              -------------------------------------------------------------------------------------------------
                                                               |
                                                               |
                               ================================================================
                               To Class B1, B2, B3, B4, B5 and B6 to pay interest and principal
                               ================================================================


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Terms of the Offering:

Cut off Date:                  February 1, 2003

Expected Pricing Date:         Week of February 16, 2002

Expected Settlement Date:      February 28, 2003

Distribution Dates:            25th of each month, commencing in March 2003

Collection Period:             The calendar month preceding the current
                               Distribution Date

Issuer:                        Structured Asset Securities Corp. ("SASCO")

Master Servicer:               Aurora Loan Services, Inc. ("ALS")

Servicers:                     ALS [99.68%], Colonial Savings [0.25%], and
                               Cendant [0.07%]

Master Servicer Fee:           The Master Servicer will be paid a monthly fee
                               (the "Master Servicing Fee") equal to the investment earnings derived from principal and interest collections received on the Mortgage
                               Loans on deposit in the Collection Account established by the Master Servicer and invested in certain eligible investments prior to their remittance to the Trustee on the Deposit Date.

Servicing Fee:                 0.250% per annum on the outstanding mortgage
                               balance.

Trustee:                       Wells Fargo

Trustee Fee:                   0.00575% per annum


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Terms of the Offering:

Rating Agencies:               Standard and Poor's ("S&P") will rate all of the
                               Offered Certificates. Fitch will rate all the Senior Certificates.

Day Count:                     30/360

Delay Days:                    24 Day Delay: All Classes.

Registration:                  Book-entry form through DTC

Minimum Denomination:          Class 1-A1, 2-A1, 3-A1, 3-A2, and 4-A1: $25,000
                               /$1 thereafter. Class 1-A2, 2-A2, 3-A3 and 4-A2:
                               $1,000,000 /$1 thereafter. Class B1, B2, and B3:
                               $100,000/$1 thereafter.

Tax Status:                    REMIC for Federal income tax purposes.

Pricing Prepayment
Assumption:                    25% CPR per annum.

SMMEA Eligibility:             All offered classes will be SMMEA eligible except
                               for Class B2 and B3 Certificates.

ERISA Eligibility:             All offered Certificates will be ERISA eligible
                               (other than the Class R Certificate).

Interest Rates:                Class 1-A1 will bear interest at a rate equal to
                               the lesser of (i) 4.85% per annum and (ii) the Net WAC of Mortgage Pool 1, up to and including the distribution date in December 2005 (month
                               34). Beginning with the distribution date in January 2006, the Class 1-A1 will bear interest at a rate equal to the Net WAC of Mortgage Pool
                               1.


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


                               Class 1-A2 will bear interest at a rate equal to 4.85% per annum until the distribution date in December 2005 (month 34) based on a Notional Balance. After the distribution date in December 2005, the Class 1-A2 will not be entitled to distributions of any kind and will have a Notional Balance equal to zero. The Notional Balance of the Class 1-A2 on any distribution date up to and including the distribution date in December 2005 will be equal to the following:

                               The balance of the Class 1-A1 Senior Certificate multiplied by the following fraction:

                      The excess between (1) the Net WAC of Pool 1 and (2) 4.85%
                      ----------------------------------------------------------
                                                 4.85%

                               Class 2-A1 will bear interest at a rate equal to the lesser of (i) 5.45% per annum and (ii) the Net WAC of Mortgage Pool 2, up to and including the distribution date in November 2012 (month
                               117). Beginning with the distribution date in December 2012, the Class 2-A1 will bear interest at a rate equal to the Net WAC of Mortgage Pool 2.

                               Class 2-A2 will bear interest at a rate equal to 5.45% per annum until the distribution date in November 2012 (month 117) based on a Notional Balance. After the distribution date in November 2012, the Class 2-A2 will not be entitled to distributions of any kind and will have a Notional Balance equal to zero. The Notional Balance of the Class 2-A2 on any distribution date up to and including the distribution date in November 2012 will be equal to the following:

                               The balance of the Class 2-A1 Senior Certificate multiplied by the following fraction:

                      The excess between (1) the Net WAC of Pool 2 and (2) 5.45%
                      ----------------------------------------------------------
                                                   5.45%

                               Class 3-A1 will bear interest at a rate equal to the lesser of (i) 4.34% per annum and (ii) the Net WAC of Mortgage Pool 3, up to and including the distribution date in December 2007 (month
                               58). Beginning with the distribution date in January 2008, the Class 3-A1 will bear interest at a rate equal to the Net WAC of Mortgage Pool 3.


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Terms of the Offering (cont.):

Interest Rates (continued):    Class 3-A2 will bear interest at a rate equal to
                               the lesser of (i) 4.25% per annum and (ii) the Net WAC of Mortgage Pool 3, up to and including the distribution date in December 2007 (month
                               58). Beginning with the distribution date in January 2008, the Class 3-A2 will bear interest at a rate equal to the Net WAC of Mortgage Pool
                               3.

                               Class 3-A3 will bear interest at a rate equal to 4.25% per annum until the distribution date in December 2007 (month 58) based on a Notional Balance. After the distribution date in December 2007, the Class 3-A3 will not be entitled to distributions of any kind and will have a Notional Balance equal to zero. The Notional Balance of the Class 3-A3 on any distribution date up to and including the distribution date in December 2007 will be equal to the sum of following:

                               (A) The balance of the Class 3-A1 Senior
                               Certificate multiplied by the following fraction:

                      The excess between (1) the Net WAC of Pool 3 and (2) 4.34%
                      ----------------------------------------------------------
                                                  4.25%

                               (B) The balance of the Class 3-A2 Senior
                               Certificate multiplied by the following fraction:

                      The excess between (1) the Net WAC of Pool 3 and (2) 4.25%
                      ----------------------------------------------------------
                                                 4.25%

                               Class 4-A1 will bear interest at a rate equal to the lesser of (i) 4.61% per annum and (ii) the Net WAC of Mortgage Pool 4, up to and including the distribution date in December 2009 (month
                               82). Beginning with the distribution date in January 2010, the Class 4-A1 will bear interest at a rate equal to the Net WAC of Mortgage Pool 4.


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Terms of the Offering (cont.):

Interest Rates (continued):    Class 4-A2 will bear interest at a rate equal to
                               4.61% per annum until the distribution date in December 2009 (month 82) based on a Notional
                               Balance. After the distribution date in December
                               2009, the Class 4-A2 will not be entitled to distributions of any kind and will have a Notional Balance equal to zero. The Notional
                               Balance of the Class 4-A2 on any distribution date up to and including the distribution date in December 2009 will be equal to the following:

                               The balance of the Class 4-A1 Senior Certificate multiplied by the following fraction:

                      The excess between (1) the Net WAC of Pool 4 and (2) 4.61%
                      ----------------------------------------------------------
                                                4.61%

                               Class R will bear interest at a rate equal to the Net WAC of the Mortgage Pool 1.

                               Classes B1, B2, B3, B4, B5 and B6 are
                               cross-collateralized subordinates for payments of principal, interest and allocation of losses. The Class B1, B2, B3, B4, B5 and B6 will bear interest at a per annum rate equal to the weighted average of the underlying subordinate rates weighted by the corresponding Pool Subordinate Amounts (as defined on page 13).

                               Underlying Subordinate Rate:

                               For each Mortgage Pool, the underlying
                               subordinate rate will equal the corresponding Mortgage Pool Net WAC.

Credit Enhancement:            Senior/subordinate, shifting interest structure.
                               The credit enhancement information shown below is subject to final rating agency approval.

                               Senior Certificates:

                               Credit enhancement for the Senior Certificates will consist of the subordination of the Class B1, Class B2, Class B3, Class B4, Class B5 and Class B6.

Loss Allocation:               If all of the credit support features have been
                               extinguished, any further losses will be allocated to the Class A Certificates for the related pool on a pro rata basis.


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Principal Distributions

Shifting Interest Structure with 7 year lockout*

Subordinate Test % = Aggregate Subordinate Amount / Aggregate Collateral Balance

o If the Subordinate Test% is less than or equal to 2 times the original Subordinate Test%:

            --------------------------------------------------
             Distribution Dates (months)              Shift %
            --------------------------------------------------
                       1 - 84                          100%
            --------------------------------------------------
                      85 - 96                          70%
            --------------------------------------------------
                      97 - 108                         60%
            --------------------------------------------------
                     109 - 120                         40%
            --------------------------------------------------
                     121 - 132                         20%
            --------------------------------------------------
                        133+                            0%
            --------------------------------------------------

o *If the Subordinate Test% is greater than 2 times the original Subordinate Test%:

            --------------------------------------------------
             Distribution Dates (months)              Shift %
            --------------------------------------------------
                        1 - 36                          50%
            --------------------------------------------------
                         37+                             0%
            --------------------------------------------------

(*If the total AAA loss coverage doubles based on the initial cut-off date loss coverage during the first 36 months of the transaction, the Mortgage Pool Senior bonds will be entitled to 50% of the respective Mortgage Pool Subordinate bonds percentage of prepayments, subject to cumulative loss and delinquency tests. After month 36, if the total AAA loss coverage doubles based on the initial loss coverage of as of the cut-off date, the Mortgage Pool Senior bonds will only be entitled to prepayments based on the respective Mortgage Pool Senior bond percentage only, subject to cumulative loss and delinquency tests).


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Principal Distributions (cont.)

For each of Mortgage Pools 1 through 4, calculate the following:

Pool Senior % = Pool Senior Bonds / Mortgage Pool Collateral Balance

Pool Subordinate % = 100% - Pool Senior %

Pool Prepayment % = Pool Senior % + Shift % * Pool Subordinate %

Pool Senior Principal Distribution Amount ("PDA") will be equal to the sum of i) the product of (a) Mortgage Pool Scheduled Principal and (b) Pool Senior % and
ii) the product of (a) Mortgage Pool Prepayment Principal and (b) Pool Prepayment %

Pool Subordinate Principal Distribution Amount ("PDA") will be equal to the difference between i) the sum of Mortgage Pool Scheduled Principal and Prepayment Principal and ii) Pool Senior PDA


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Principal Paydown Rules:

I. Pay Senior PDA as follows:

Pool 1 Senior PDA as follows:

      1) Pay sequentially to Class R and Class 1-A1, in that order, until reduced to zero.

Pool 2 Senior PDA as follows:

      1)    Pay Class 2-A1, until reduced to zero.

Pool 3 Senior PDA as follows:

      1)    Pay Class 3-A1 and 3-A2 Pro Rata, until reduced to zero.

Pool 4 Senior PDA as follows:

      1)    Pay Class 4-A1, until reduced to zero.

II. Pay all Subordinate PDA without regard to mortgage group as follows*:

* Subject to credit support tests

1) Pay to Class B1, B2, B3, B4, B5 and B6 on a pro-rata basis, until reduced to zero.


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Principal Paydown Rules (cont.):

The Subordinate Amounts are calculated as follows:

Aggregate Subordinate Amount:

Total Mortgage Pool 1 through 4 collateral less the current principal balance of the Mortgage Pool 1 through 4 Senior Bonds (excluding notional balances).

Pool 1 Subordinate Amount:

Total Mortgage Pool 1 collateral less the current principal balance of the Mortgage Pool 1 Senior Bonds (excluding notional balances).

Pool 2 Subordinate Amount:

Total Mortgage Pool 2 collateral less the current principal balance of the Mortgage Pool 2 Senior Bonds (excluding notional balances).

Pool 3 Subordinate Amount:

Total Mortgage Pool 3 collateral less the current principal balance of the Mortgage Pool 3 Senior Bonds (excluding notional balances).

Pool 4 Subordinate Amount:

Total Mortgage Pool 4 collateral less the current principal balance of the Mortgage Pool 4 Senior Bonds (excluding notional balances).

--------------------------------------------------------------------------------
                                    Contacts
--------------------------------------------------------------------------------
MBS Trading                   Brendan Garvey                     (212) 526-8315
                              Brian Hargrave                     (212) 526-8320

--------------------------------------------------------------------------------
Residential Finance           Stan Labanowski                    (212) 526-6211
                              Mike Hitzmann                      (212) 526-5806
                              Andrea Lenox                       (212) 526-9637
                              Darius Houseal                     (212) 526-9466

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).

                                  EXTERNAL USE
LEHMAN BROTHERS                                     RESIDENTIAL MORTGAGE FINANCE


Collateral Summary:

------------------------------------------------------------------------------------------------------------------------------------
                                                     3/1 & 3/27            10/1 & 10/20         5/1 & 5/25            7/1 & 7/23
                                                    Hybrid ARMs             Hybrid ARMs         Hybrid ARMs           Hybrid ARMs
                                                       Pool 1                 Pool 2              Pool 3                Pool 4
Total Number of Loans                                          74                     93                  817                   321
Total Outstanding Loan Balance                     $28,807,708.76         $54,018,029.44      $460,979,849.40       $159,270,384.61
Average Loan Principal Balance                           $389,293               $580,839             $564,235              $496,169
Range of Loan Principal Balance                $37,965-$1,500,000    $115,733-$3,000,000   $43,597-$3,896,559    $50,100-$3,653,178
Weighted Average Coupon                                     5.98%                  5.98%                5.86%                 5.86%
Range of Coupons                                    4.750%-8.125%          4.875%-7.125%        4.375%-8.500%         4.375%-7.750%
Weighted Average Margin                                    2.542%                 2.263%               2.259%                2.254%
Range of Margins                                    2.250%-5.000%          2.250%-2.750%        1.780%-5.000%         2.000%-2.750%
Weighted Average Initial Periodic Cap                      5.133%                 5.985%               5.944%                5.937%
Range of Initial Periodic Caps                      2.000%-6.000%          5.000%-6.000%        3.000%-6.000%         5.000%-6.000%
Weighted Average Periodic Cap                              1.803%                 2.000%               1.991%                2.000%
Range of Periodic Caps                              1.000%-2.000%          2.000%-2.000%        1.000%-2.000%         2.000%-2.000%
Weighted Average Maximum Rate                             11.674%                11.965%              11.811%               11.800%
Weighted Average Floor                                     2.559%                 2.263%               2.261%                2.254%
Weighted Average Original Term (mo.)                          360                    360                  360                   360
Weighted Average Remaining Term (mo.)                         358                    358                  359                   359
Range of Remaining Term (mo.)                             353-360                355-360              352-360               354-360
Weighted Average Original LTV                              67.80%                 61.61%               65.86%                64.16%
Range of Original LTV                               24.06%-95.00%          15.42%-87.44%        8.03%-100.00%         12.24%-95.00%
Weighted Average FICO                                         715                    739                  720                   727
Range of FICO                                             621-803                629-821              599-813               616-809

Lien Position
First                                                      100.0%                 100.0%               100.0%                100.0%
Second                                                       0.0%                   0.0%                 0.0%                  0.0%

Geographic Distribution
(Other states account
individually for less than                              CA-37.05%              CA-55.61%            CA-59.00%             CA-50.86%
5% of the Cut-off Date                                  CO-10.52%              NY-10.04%             CO-6.07%              NY-6.31%
principal balance)                                       MA-6.88%                                                          CO-6.23%
                                                         IL-5.92%

Occupancy Status
Primary Home                                               66.79%                 85.46%               80.72%                79.93%
Investment                                                 31.50%                 11.81%               11.90%                12.17%
Second Home                                                 1.71%                  2.72%                7.38%                 7.90%
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy the securities are made only by, and this information must be read in conjunction with, the final Prospectus Supplement and the related Prospectus or, if not registered under the securities laws, the final Offering Memorandum (the "Offering Document"). Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by Lehman Brothers Inc. or any affiliate. The analyses contained herein have been prepared on the basis of certain assumptions (including, in certain cases, assumptions specified by the recipient hereof) regarding payments, interest rates, losses and other matters, including, but not limited to, the assumptions described in the Offering Document. Lehman Brothers Inc., and any of its affiliates, make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supersedes any prior versions hereof and will be deemed to be superseded by any subsequent versions (including, with respect to any description of the securities or underlying assets, the information contained in the Offering Document).